SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 of 15(d) of the
Securities Exchange Act of 1934

Date of Report   March 6, 1998


SIGCORP, Inc.
(Exact name of registrant as specified in charter)

Indiana
(State or other jurisdiction of incorporation)

1-11603
(Commission File Number)

35-1940620
(IRS Employer Identification No.)


20 N.W. Fourth St.,
Evansville, Indiana 47741-0001
(Address of principal executive offices)

Registrant's telephone number,
including area code:   (812) 465-5300



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Item 5.  Other Events

     SIGCORP, Inc. reports the availability of audited consolidated financial statements for the year ended
December 31, 1997.


Item 7.  Financial Statements and Exhibits

     See Exhibit Index and Exhibits following.



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SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 6, 1998


SIGCORP, INC.
Registrant

 /s/   R. G. Reherman
R. G. Reherman
Chairman, President and
Chief Executive Officer


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EXHIBIT INDEX


The following exhibits are filed herewith and made a part hereof.
                                                                 Page No.

Exhibit 12A  -  Ratio of Earnings to Fixed Charges                   5
Exhibit 12B  -  Ratio of Earnings to Fixed Charges and
                Preferred Dividends                                  6
Exhibit 23   -  Consent of Independent Public Accountants            7
Exhibit 27   -  Financial Data Schedule
Exhibit 99   -  Audited Consolidated Financial Statements
                for the year ended December 31, 1997 as
                follows:

                .1   Consolidated Statements of Income               8
                .2   Consolidated Statements of Cash Flow            9
                .3   Consolidated Balance Sheets                  10-11
                .4   Consolidated Statements of Capitalization       12
                .5   Consolidated Statements of Retained
                      Earnings                                        13
                .6   Notes to Consolidated Financial Statements   14-25
                .7   Report of Independent Public Accountants        26
                .8   Management's Discussion and Analysis of Results
                     of Operations and Financial Condition        27-37
                .9   Selected Financial Data                         38
               .10   Selected Quarterly Financial Data               39


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